SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2003

                                   ----------


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                      1-11988                22-2365834
 (State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)




          775 Passaic Avenue,
        West Caldwell, New Jersey                                    07006
  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004


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Item 7.         Financial Statements and Exhibits.

(c)   Exhibits
      --------

            99    Press release, dated October 23, 2003, issued by Greg
Manning Auctions, Inc. (the "Company") and containing material non-public financial information.

Item 12.        Results of Operations and Financial Condition.

             The Company issued a press release on October 23, 2003, which contained material non-public financial information. A copy of this financial release is filed as an exhibit to this report on 8-K.

            In the financial release, the Company includes a table entitled "EBITDA Consolidated Statement of Earnings", which sets forth certain results on a "EBITDA" basis. "EBITDA" is a non-GAAP financial measure. The Company also included a reconciliation of the figures to the most directly comparable GAAP measure. Since EBITDA is a common reference point for investors, the Company felt it would be useful to investors to include this information.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003


                                    GREG MANNING AUCTIONS, INC.




                                    By: /s/ Larry Crawford
                                       ----------------------------
                                       Larry Crawford
                                       Chief Financial Officer